Hotels Map Marker Rooms Year Opened Revere Hotel 356 1972 Langham Hotel Boston 1 318 1981 Copley Square Hotel 2 143 1891 The Lenox 3 214 1900 Preferred Fifteen Beacon 4 63 1999 Kimpton Nine Zero 5 190 2002 Kimpton Onyx Hotel 6 112 2004 Loews Boston Hotel 7 225 2004 The Boxer 8 79 2004 The Liberty 9 298 2007 The Ames Hotel 10 114 2009 Total Comp Set (excluding Revere Hotel) 1,756 W Hotel Boston (PEB Owned) W Demand Generators:  The Hynes Convention Center, 1 mile from Revere Hotel  Tourism: ₋ Faneuil Hall and Quincy Market ₋ Boston Common ₋ Freedom Trail ₋ Museum of Fine Arts ₋ Newbury Street Shopping ₋ Harvard University, Boston University, Boston College, MIT, Northeastern University ₋ Fenway Park ₋ Boston Public Garden  Strong growing corporate environment with over 1 million square feet of office space, development underway  Potential Boston Convention and Exhibition Center expansion to nearly double the current square footage Market Highlights: Market Overview:  Proven history of strong recovery from market downturns with a RevPAR compounded annual growth (CAGR) of 10.2% from 2003 to 2007 and a RevPAR CAGR of 8.1% from 2009 to 2013; supply CAGR of 0.9% from 2009 to 2013  Strong, consistent demand base, provided by corporate, convention, and leisure-based guests. Corporate headquarters include Liberty Mutual Insurance, Sovereign Bank, and Bain & Company  Incredibly diverse employment base with notable concentrations in education, healthcare, finance, research and development and technology industries boston, massachusetts revere hotel Competitive Set: This summary information sheet contains certain "forward-looking statements” relating to, among other things, hotel EBITDA and hotel net operating income after capital reserves. The forward-looking statements made are based on our beliefs, assumptions and expectations of future performance, taking into account all information currently available to us. Actual results could differ materially from the forward-looking statements made on this summary information sheet. When we use the words "projected," "expected,” “planned” and "estimated" or other similar expressions, we are identifying forward-looking statements. The forward-looking statements on this summary information sheet are subject to the safe harbor of the Private Securities Litigation Reform Act of 1995. All information on this sheet is as of December 18, 2014. We undertake no duty to update the information to conform to actual results or changes in our expectations. For additional information, please visit our website at www.pebblebrookhotels.com. exterior Property Highlights:  356 spacious guest rooms  Three F&B outlets: Rustic Kitchen Restaurant (leased), Emerald Lounge/Club and Rooftop at Revere (seasonal)  28,000 SF of meeting and event space including Space 57 and Theatre 1  Comprehensive $29M ($81K / key) renovation completed in 2012  Fitness center, indoor heated pool, business center, 24-hour room service  Valet and on-site parking in property’s adjacent 826-space parking garage Investment Highlights: Strengths  Resilient market with steady economic & hotel demand growth  High barriers to entry & restrained supply  Great location, central to Back Bay, Financial District and Hynes & BCEC  Flexible, abundant and unique meeting and event space Opportunities  Further increase ADR as property continues to ramp from renovation and benefits from new operator  Property unencumbered by brand and management  Improved cash flow through Pebblebrook asset management and best practices  Benefits from potential renovation Estimated Discount to Replacement Cost: 10% - 15% November 2014 TTM Occupancy: 87% November 2014 TTM ADR: $231 2015 Project Cap Rate (Projected EBITDA)(2): 6.9% - 7.1% 2015 Project Cap Rate (Projected NOI)(2): 6.2% - 6.4% (2) Based on previously disclosed forecasted net operating income after capital reserves (“NOI”) and previously disclosed forecasted hotel earnings before interest, taxes, depreciation and amortization (“EBITDA”). Historic Performance and Valuation: Property Information: Acquisition Price: $260.4M (Approximately $507K(1) per room) Location: Boston, MA Acquired: December 18, 2014 Rooms: 356 Type: Upper-Upscale, Full-Service Built: 1972 Last Renovated: 2012 (1) Approximately $80M, or $97K /space of value associated with the 282,000 square feet of garage space; per room estimate is the per room value associated with the hotel portion of the value. 1 W 68% 71% 73% 76% 78% 81% $100 $120 $140 $160 $180 $200 $220 ADR RevPAR Occupancy Prior Peak Occupancy* Boston Downtown/Airport Sub-Market Operating Performance Source: Smith Travel Research * Represents TTM peak occupancy for the Boston Downtown/Airport sub-market in the prior cycle. 2000-2013 ADR CAGR: 0.7% 2000-2013 RevPAR CAGR: 0.9% 2 3 4 5 6 7 9 8 5